FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 29, 2005 is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES, INC., as Parent, JPMORGAN CHASE BANK, N.A. (successor by merger with Bank One, NA), as Agent (the "Agent"), WELLS FARGO BANK, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the Lenders party hereto, who agree as follows:

RECITALS

A.     The Borrower, Agent and Lenders have heretofore executed an Amended and Restated Credit Agreement dated as of August 14, 2003 (as amended, the "Credit Agreement").

B.     The Borrower has requested, in accordance with Section 6.19.5 of the Credit Agreement, that the Lenders permit the Parent, the Borrower, and their Subsidiaries, to incur Capital Expenditures during fiscal year 2005 of up to $110,000,000.

C.     The Agent and Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

D.     Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings, the parties hereby agree as follows:

ARTICLE 1

AMENDMENTS TO THE CREDIT AGREEMENT

1.1     Section 6.19(5) (Maximum Capital Expenditures) of the Credit Agreement is hereby amended and restated to read as follows:

"Section 6.19.5 Maximum Capital Expenditures. The Parent will not permit Capital Expenditures (on a consolidated but non-cumulative basis) of the Parent, the Borrower and their Subsidiaries during (i) the fiscal year ending December 31, 2005 to be greater than $110,000,000, and (ii) each fiscal year following the fiscal year ending December 31, 2005 to be greater than $60,000,000, provided that each such amount will be reviewed by the Lender annually and may be increased with the consent of the Agent and the Required Lenders."

1.2     Except as specifically amended hereby, all of the remaining terms and conditions of the Credit Agreement remain in full force and effect.

ARTICLE 2

WAIVER

2.1     At the Borrower's request, the undersigned Lenders hereby retroactively grant to Borrower a one-time waiver of the provisions of Section 6.19.5 through the fiscal year ending December 31, 2005, to permit the Parent, the Borrower and its Subsidiaries to incur Capital Expenditures exceeding $60,000,000, but in no event greater than $110,000,000 (on a consolidated but non-cumulative basis).

ARTICLE 3

ACKNOWLEDGMENT OF COLLATERAL

3.1     Borrower hereby specifically reaffirms all of the Collateral Documents.

ARTICLE 4

MISCELLANEOUS

4.1     This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument.

4.2       The PATRIOT ACT Notice. Each Lender hereby notifies the Borrower and Parent that pursuant to the requirements of the Uniting and Strengthening by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of P.L. No. 107-56) (known as "The PATRIOT Act"), each Lender is required to obtain, verify and record information that identifies the Borrower and Parent, which information includes the name and address of the Borrower and Parent and other information that will allow such Lender to identify the Borrower and Parent in accordance with The PATRIOT Act.

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IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment as of the date first above written.

BORROWER:	SESI, L.L.C.

	By:	Superior Energy Services, Inc. Member Manager

		By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Steven D. Nance
Steven D. Nance
Senior Vice President

SYNDICATION AGENT AND LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Ronald A. Mahle
Ronald A. Mahle
Senior Vice President

DOCUMENTATION AGENT AND LENDER:	WHITNEY NATIONAL BANK

	By:	/s/ Hollie L. Ericksen
Hollie L. Ericksen
Vice President

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Tara Clare Wilde
Tara Clare Wilde
Assistant Vice President

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado
Timothy L. Polvado
Vice President and Group Manager

By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Vice President and Group Manager

HIBERNIA NATIONAL BANK

By:	/s/ Corwin Dupree
Corwin Dupree
Vice-President

BANK OF SCOTLAND

By:	/s/ Amena Nabi
Amena Nabi
Assistant Vice President

AMEGY BANK NA

By:	/s/ C. Ross Bartley
C. Ross Bartley
Vice President